SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 16, 1998
                Date of Report (Date of earliest event reported)


                          DISCOVERY LABORATORIES, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                     000-26422                 94-3171943
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)



                         509 Madison Avenue, 14th Floor
                            New York, New York 10022
                    (Address of principal executive offices)



                                 (212) 223-9504
              (Registrant's telephone number, including area code)

            This Amendment No. 1 to the Current Report of Discovery Laboratories, Inc. (the "Company") on Form-8-K dated January 16, 1998 relates to a change in the Company's certifying accountant.

            The purpose of this Amendment is to amend Item 4 to provide that with respect to the interim period from December 31, 1996 through January 16, 1998, the Company believes that there were no disagreements with the former accountants as described in Item 304(a)(1)(iv) of Regulation S-B.

Item 4. Changes in Registrant's Certifying Accountant

            On January 16, 1998, the Audit Committee of the Company retained Richard A. Eisner & Company, LLP ("RAE"), as the independent accountants to audit the Company's financial statements for fiscal year 1997. Prior to the merger of Discovery Laboratories, Inc., a former Delaware corporation ("Old Discovery"), with and into the Company (the "Merger"), which Merger became effective on November 25, 1997, RAE served as the independent accountants for Old Discovery. In connection with the Merger, the Company's executive offices and principal accounting functions were consolidated with Old Discovery's and, accordingly, the Company has determined to maintain the professional relationship established with RAE by Old Discovery. On January 16, 1998, the Company advised Ernst & Young, LLP ("Ernst & Young"), the Company's previous independent accountants, that the Company would not be retaining Ernst & Young to audit the Company's financial statements for fiscal year 1997.

            The Company believes that, with respect to the fiscal years ended December 31, 1997 and 1996, and the subsequent interim period through January 16, 1998, the Company did not have any disagreement on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young would have caused it to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement.

            The 1995 and 1996 audit reports issued by Ernst & Young for the Company did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, in reissuing its audit report on the Company's 1996 financial statements in connection with the filing by the Company of its registration statement on Form S-4 filed with the Securities and Exchange Commission on August 25, 1997 (and the amendments thereto), Ernst & Young added an explanatory paragraph to such report with respect to the ability of the Company to continue as a going concern. During those years there were no events described in Item 304(a)(1)(iv) (B) of Regulation S-B promulgated under the Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DISCOVERY LABORATORIES, INC.

Date: January 27, 1998

                                       By: /s/ James S. Kuo, M.D.
                                          -------------------------------------
                                          Name: James S. Kuo, M.D.
                                          Title: Chief Executive Officer

                                  Exhibit Index

    Exhibit Number                                    Description
    --------------                                    -----------

       16.1*                        Letter on Change in Certifying Accountant





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* Supersedes such exhibit as previously filed with Form 8-K dated January 16,
  1998 filed with the Commission on January 20, 1998.